UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2023
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Stericycle, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-37556	36-3640402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2355 Waukegan Road
Bannockburn, Illinois 60015
(Address of principal executive offices including zip code)
(847) 367-5910
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SRCL	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
Stericycle, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders on May 16, 2023. At the meeting, stockholders voted on the following proposals:
(1) the election to the Board of Directors of the ten nominees for director named in the proxy statement;
(2) an advisory vote to approve executive compensation (the “say-on-pay” vote);
(3) an advisory vote on the frequency of the say-on-pay vote;
(4) ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023;
(5) a stockholder proposal entitled Improve Political Spending Disclosure; and
(6) a stockholder proposal regarding a policy on accelerated vesting of equity awards in the event of a change in control.

The voting results for each proposal were as follows:

Proposal 1 - Election of Directors

	For	Against	Abstain	Broker Non-Vote
Robert S. Murley	83,700,789	1,762,286	32,632	2,068,494
Cindy J. Miller	84,958,810	489,268	47,629	2,068,494
Brian P. Anderson	84,523,976	938,130	32,601	2,068,494
Lynn D. Bleil	74,623,075	10,806,200	66,432	2,068,494
Thomas F. Chen	83,869,422	1,593,869	32,416	2,068,494
Victoria L. Dolan	85,191,950	239,662	64,095	2,068,494
Naren K. Gursahaney	85,189,686	238,637	67,384	2,068,494
J. Joel Hackney, Jr.	84,421,825	1,010,263	63,619	2,068,494
Stephen C. Hooley	84,737,011	678,061	80,635	2,068,494
James L. Welch	84,948,039	484,317	63,351	2,068,494

Proposal 2 – Advisory Vote to Approve Executive Compensation (the “say-on-pay” vote)

For	Against	Abstain	Broker Non-Vote
83,501,534	1,959,753	34,420	2,068,494

Proposal 3 – Advisory Vote on the Frequency of the Say-on-Pay Vote

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
83,846,641	18,130	1,598,675	32,261	2,068,494

Proposal 4 - Ratification of the Appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Vote
83,312,960	4,202,675	48,566	0

Proposal 5 - Stockholder Proposal Entitled Improve Political Spending Disclosure

For	Against	Abstain	Broker Non-Vote
15,980,728	66,674,586	2,840,393	2,068,494

Proposal 6 - Stockholder Proposal Regarding a Policy on Accelerated Vesting of Equity Awards in the Event of a Change in Control

For	Against	Abstain	Broker Non-Vote
22,888,970	62,504,202	102,535	2,068,494

In accordance with the Board of Directors’ recommendation and the voting results on Proposal 3, the Board has determined that the Company will hold future Say on Pay votes on an annual basis until such time as the next advisory vote on say-on-pay frequency is held.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 18, 2023		Stericycle, Inc.

	By:	/s/ Janet H. Zelenka

Janet H. Zelenka
Executive Vice President, Chief Financial Officer and Chief Information Officer